UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Enveric Biosciences, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 302-1707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

Enveric Biosciences, Inc. (the “Company”) is filing this Amendment No. 2 to the Company’s Current Report on Form 8-K, dated December 30, 2020, and filed with the Securities and Exchange Commission on January 6, 2021, and amended on January 11, 2021 (“Amendment No.1”), solely for the purpose of providing an amended consent of Marcum LLP, independent registered public accounting firm, with respect to the incorporation by reference in Amendment No. 1 of its report dated April 21, 2020 with respect to its audits of the financial statements of Jay Pharma, Inc. as of December 31, 2019 and 2018 and for each of the two years in the period ended December 31, 2019, to cover additional registration statements of the Company.

Except for this Explanatory Note, there are no changes to the initial 8-K, as amended by Amendment No.1.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Jay Pharma, Inc. as of and for the years ended December 31, 2019 and 2018, together with the reports of Marcum LLP with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein. The unaudited condensed financial statements of Jay Pharma as of and for the nine months ended September 30, 2020 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company as of and for the year ended December 31 2019 and balance sheets and statements of operations for the nine months ended September 30, 2020 are included as Exhibit 99.3 hereto and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Marcum LLP
99.1+	Audited financial statements of Jay Pharma, Inc. as of and for the years ended December 31, 2019 and 2018
99.2+	Unaudited condensed financial statements of Jay Pharma, Inc. as of and for the nine months ended September 30, 2020
99.3+	Unaudited condensed combined pro forma financial statements of Enveric Biosciences, Inc. as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019

+Previously filed with Amendment No.1

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVERIC BIOSCIENCES, INC.

Date:	February 9, 2021	By:	/s/ John Van Buiten
John Van Buiten
Chief Financial Officer